ADAMS
DIVERSIFIED EQUITY
FUND

FIRST QUARTER REPORT
MARCH 31, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
A lot of things have impacted financial markets since the beginning of 2022. Investors entered the year worried about inflationary pressures not experienced since the 1980s. Inflation has only run hotter since. All eyes were on the U.S. Federal Reserve (Fed) and how it would use interest rate increases to tackle inflation. Those began in March, offering some amount of clarity. Still, investors are struggling to discern the pace of policy tightening and its impact on economic growth. The beginning of the year also brought new fears of an omicron variant of COVID-19. The pandemic is still here, if somewhat in the background, but its ultimate path remains unclear. Adding to all the uncertainty, Russia invaded Ukraine, beginning Europe’s largest military conflict since World War II.
“We were pleased that our Fund persisted through the ups and downs of the first quarter, outperforming both the S&P 500 and our peer group.”

The war exacerbated inflation. Both Russia and Ukraine are important providers of oil and gas, metals, wheat, and other commodities. Crude prices rose sharply during the quarter, briefly surpassing 2008’s peak and helping to lift the price of gasoline to all-time highs. Led by energy and food, the U.S. consumer price index rose to an 8.5% annual rate in March, its fastest climb in 40 years.
On March 16, the Fed raised its key rate by 25 basis points and signaled additional hikes for all six remaining policy meetings in 2022, plus more in 2023. Fed Chair Jerome Powell and other policymakers indicated that more aggressive interest rate increases, including some in 50 basis point increments, are on the table. The Fed also said it would end its pandemic-inspired bond purchase program and start to shrink its balance sheet as soon as the second quarter.
Despite all the uncertainty, the S&P 500 Index was down less than 5% in the first quarter, after rallying from down more than 12% in mid-March. Valuations have come down, but earnings have not. First quarter estimates for S&P 500 earnings are just under 5%, lower than recent quarters but still solid. Year-over-year revenue growth is forecast to be above 10% for the fifth straight quarter. Corporate America remains resilient, in our view. During this volatile period, we’ve been impressed by the breadth of strength in the market, from the outperformance of value names in early 2022 to the growth-stock-fueled rebound near the end of the quarter. Rising yields tend to weigh on high growth stocks, as their valuations rely on future cash flows. It was heartening to see them bounce back, even as bond yields rose and parts of the yield curve inverted.
We were pleased that our Fund persisted through the ups and downs of the first quarter, outperforming both the S&P 500 and our peer group. During the quarter,

Letter to Shareholders (continued)

the Industrials sector was the largest relative contributor, followed by Health Care and Consumer Discretionary. The Communication Services and Real Estate sectors detracted from performance.
Our Industrials investments returned 3.9%, well above the sector’s return of -2.4% in the index. Aerospace and defense holdings drove outperformance, as the group rallied amid war in Eastern Europe, tensions in the South China Sea, and rising defense budgets in the West. Overweight positions in General Dynamics and Raytheon Technologies were key individual contributors. Our overweight position in Quanta Services, which builds electric utility facilities and power grid infrastructure, also supported relative returns. The company continues to benefit from the rising need for electricity production and transmission.
Our Health Care investments outperformed the benchmark’s sector return by two percentage points. The sector rallied in March after a down start to the year, as investors returned to a group often seen as a haven from geopolitical tensions, inflation, and bond-market downturns. AbbVie, the global, research-based biopharmaceutical company spun out of Abbott Laboratories, was among the largest overall individual contributors, advancing 20.9%. AbbVie rallied on the back of solid revenue growth in 2021, despite lacking a major COVID-19 product. While it stands to lose patent protection for a key drug (Humira) in 2023, sales of the company’s other immunology drugs, Rinvoq and Skyrizi, posted strong growth. We like AbbVie’s rich dividend and its pipeline going forward, including an Alzheimer’s disease treatment from the recent acquisition of Syndesi Therapeutics. The Fund also benefited from our overweight in managed care stocks. Both UnitedHealth Group and Centene Corporation are players in the Medicare Advantage business, and advanced sharply when the program’s 2023 reimbursement rates were better than expected and the largest increase in more than 10 years.
On the downside, our investments in Communication Services weighed on relative performance, returning -14.2% and trailing the sector’s -11.9% benchmark decline. Our overweight in Facebook parent Meta Platforms was a notable driver of underperformance. Shares declined sharply after Meta’s fourth-quarter earnings, reported in February, disappointed investors. An outlook for lower revenue growth, more competition, and a large, multi-year investment in the Metaverse sparked a market cap loss of approximately $232 billion in a single day, the largest drop ever recorded. Despite the pullback, we continue to like the company’s core business and view the stock’s valuation as quite attractive. Meta now trades at 18 times expected 2022 earnings and 15 times 2023 earnings.
For the three months ended March 31, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -4.2%. This compares to a -4.6% total return for the S&P 500 and a -5.0% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was -4.7%.

Letter to Shareholders (continued)

For the twelve months ended March 31, 2022, the Fund’s total return on NAV was 17.5%. Comparable figures for the S&P 500 and Morningstar U.S. Large Blend category were 15.7% and 12.9%, respectively. The Fund’s total return on market price was 16.8%.
During the quarter, the Fund paid distributions to shareholders of  $5.9 million, or $.05 per share, consisting of $.01 short-term capital gain and $.02 long-term capital gain realized in 2021, and $.02 net investment income realized in 2022.
There’s no shortage of uncertainty as we look ahead, starting with the question of how long the war in Ukraine will last. Potential outcomes of the conflict vary widely. Whatever path it takes, the war and ensuing sanctions cloud the picture around oil and gas prices, supply chain disruptions, and even Western government and monetary policies. The Fed’s path forward will require a delicate balance between managing inflation and avoiding a hard economic landing. We are mindful of the suffering of the people of Ukraine and elsewhere who feel the impact of the war. We hope for a return to peace, and that we have moved past the worst of the pandemic. When it comes to managing our Fund, we will keep our eyes on the long term, manage risk, make adjustments, and seek opportunities. We continue to focus on companies that are reasonably priced and capable of executing and delivering through whatever comes next.
We appreciate your trust in us and will continue to work hard to keep it.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
April 21, 2022

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2022	2021
At March 31:
Net asset value per share	$21.49	$21.16
Market price per share	$18.44	$18.26
Shares outstanding	117,872,270	111,027,037
Total net assets	$2,533,172,745	$2,348,986,742
Average net assets	$2,542,016,130	$2,259,091,039
Unrealized appreciation on investments	$1,067,874,047	$955,772,294

For the three months ended March 31:
Net investment income	$3,565,717	$3,485,518
Net realized gain (loss)	$69,950,122	$125,404,799
Total return (based on market price)	-4.7%	5.9%
Total return (based on net asset value)	-4.2%	5.8%

Key ratios:
Expenses to average net assets*	0.61%	0.70%
Net investment income to average net assets*	0.60%	0.63%
Portfolio turnover*	77.6%	81.6%
Net cash & short-term investments to net assets	0.7%	0.4%

*
Annualized

Ten Largest Equity Portfolio Holdings

March 31, 2022
(unaudited)
	Market Value	Percent of Net Assets
Microsoft Corporation	$190,566,411	7.5%
Apple Inc.	171,763,857	6.8
Alphabet Inc. Class A	127,385,830	5.0
Amazon.com, Inc.	103,340,415	4.1
UnitedHealth Group Incorporated	60,023,469	2.4
NVIDIA Corporation	56,918,596	2.2
Meta Platforms, Inc. Class A	47,673,984	1.9
Bank of America Corp.	47,337,048	1.9
Adams Natural Resources Fund, Inc.*	45,769,180	1.8
Eli Lilly and Company	42,840,952	1.7
	$893,619,742	35.3%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

March 31, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 9.2%
Alphabet Inc. Class A (b)	45,800	$127,385,830
Electronic Arts Inc.	93,700	11,853,987
Fox Corporation Class A	186,500	7,357,425
Meta Platforms, Inc. Class A (b)	214,400	47,673,984
T-Mobile US, Inc. (b)	27,400	3,516,790
Verizon Communications Inc.	436,300	22,225,122
Walt Disney Company (b)	87,700	12,028,932
		232,042,070
Consumer Discretionary — 11.8%
Amazon.com, Inc. (b)	31,700	103,340,415
Booking Holdings Inc. (b)	7,900	18,552,755
Capri Holdings Limited (b)	298,900	15,360,471
General Motors Company (b)	196,300	8,586,162
Home Depot, Inc.	23,900	7,153,987
Lowe’s Companies, Inc.	48,700	9,846,653
Marriott International, Inc. Class A (b)	115,600	20,316,700
NIKE, Inc. Class B	87,600	11,787,456
O’Reilly Automotive, Inc. (b)	27,600	18,904,896
Target Corporation	79,900	16,956,378
Tesla, Inc. (b)	37,500	40,410,000
TJX Companies, Inc.	190,500	11,540,490
Ulta Beauty, Inc. (b)	41,100	16,366,842
		299,123,205
Consumer Staples — 5.9%
Coca-Cola Company	437,200	27,106,400
Costco Wholesale Corporation	60,200	34,666,170
Molson Coors Beverage Company Class B	243,500	12,998,030
PepsiCo, Inc.	78,800	13,189,544
Philip Morris International Inc.	294,700	27,684,118
Procter & Gamble Company	158,250	24,180,600
Walmart Inc.	70,300	10,469,076
		150,293,938
Energy — 4.2%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	45,769,180
ConocoPhillips	215,000	21,500,000
Marathon Petroleum Corporation	216,700	18,527,850
Pioneer Natural Resources Company	77,300	19,327,319
		105,124,349

Schedule of Investments (continued)

March 31, 2022
(unaudited)
	Shares	Value (a)
Financials — 10.9%
American International Group, Inc.	530,400	$33,293,208
Bank of America Corp.	1,148,400	47,337,048
Berkshire Hathaway Inc. Class B (b)	96,600	34,091,106
BlackRock, Inc.	21,700	16,582,489
JPMorgan Chase & Co.	124,700	16,999,104
MetLife, Inc.	422,600	29,700,328
Moody’s Corporation	80,000	26,992,800
Morgan Stanley	160,600	14,036,440
Truist Financial Corporation	400,400	22,702,680
Wells Fargo & Company	711,900	34,498,674
		276,233,877
Health Care — 13.9%
Abbott Laboratories	269,400	31,886,184
AbbVie, Inc.	216,600	35,113,026
Centene Corporation (b)	294,500	24,793,955
CVS Health Corporation	325,100	32,903,371
Eli Lilly and Company	149,600	42,840,952
Health Care Select Sector SPDR Fund	166,500	22,808,835
IDEXX Laboratories, Inc. (b)	30,500	16,685,330
IQVIA Holdings Inc. (b)	56,200	12,994,002
Regeneron Pharmaceuticals, Inc. (b)	45,000	31,428,900
Thermo Fisher Scientific Inc.	68,600	40,518,590
UnitedHealth Group Incorporated	117,700	60,023,469
		351,996,614
Industrials — 8.0%
Caterpillar Inc.	115,100	25,646,582
General Dynamics Corporation	109,800	26,481,564
Old Dominion Freight Line, Inc.	62,100	18,548,028
Parker-Hannifin Corporation	82,400	23,381,824
Quanta Services, Inc.	214,200	28,190,862
Raytheon Technologies Corporation	258,900	25,649,223
TransDigm Group Incorporated (b)	35,800	23,325,132
Union Pacific Corporation	118,900	32,484,669
		203,707,884

Schedule of Investments (continued)

March 31, 2022
(unaudited)
	Shares	Value (a)
Information Technology — 27.9%
Adobe Inc. (b)	50,700	$23,099,934
Apple Inc.	983,700	171,763,857
Arista Networks, Inc. (b)	149,200	20,735,816
Automatic Data Processing, Inc.	102,600	23,345,604
Cisco Systems, Inc.	271,900	15,161,144
Intuit Inc.	47,600	22,887,984
Lam Research Corporation	42,600	22,902,186
Mastercard Incorporated Class A	119,500	42,706,910
Micron Technology, Inc.	212,600	16,559,414
Microsoft Corporation	618,100	190,566,411
NVIDIA Corporation	208,600	56,918,596
Oracle Corporation	122,200	10,109,606
Palo Alto Networks, Inc. (b)	37,300	23,219,623
PayPal Holdings, Inc. (b)	40,700	4,706,955
QUALCOMM Incorporated	157,500	24,069,150
Visa Inc. Class A	171,700	38,077,909
		706,831,099
Materials — 2.2%
Linde plc	46,200	14,757,666
LyondellBasell Industries N.V.	111,200	11,433,584
Sherwin-Williams Company	65,300	16,300,186
Steel Dynamics, Inc.	165,100	13,774,293
		56,265,729
Real Estate — 2.6%
CBRE Group, Inc. Class A (b)	150,000	13,728,000
Equinix, Inc.	15,600	11,569,272
Prologis, Inc.	140,300	22,655,644
Simon Property Group, Inc.	134,300	17,668,508
		65,621,424
Utilities — 2.7%
CenterPoint Energy, Inc.	490,300	15,022,792
Evergy, Inc.	202,600	13,845,684
Exelon Corporation	290,400	13,831,752
NextEra Energy, Inc.	307,700	26,065,267
		68,765,495
Total Common Stocks
(Cost $1,448,447,112)		2,516,005,684

Schedule of Investments (continued)

March 31, 2022
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 0.36% (e)	14,312,996	14,310,133
Northern Institutional Treasury Portfolio, 0.17% (e)	2,642,419	2,642,419
Total Short-Term Investments
(Cost $16,953,077)		16,952,552
Total — 100.0%
(Cost $1,465,550,189)		2,533,424,236
Other Assets Less Liabilities — 0.0%		(251,491)
Net Assets — 100.0%		$2,533,172,745

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the three months ended March 31, 2022, investments in affilates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Fund, Inc. (non-controlled)	2,186,774	21,868	196,810	9,643,673	45,769,180
Total		$21,868	$196,810	$9,643,673	$46,235,180
Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Enrique R. Arzac (2)(4)	Roger W. Gale (2) (3)	Kathleen T. McGahran(1)(5)
Kenneth J. Dale(1)(2) (3)	Mary Chris Jammet (2) (4)	Jane Musser Nelson (2)
Frederic A. Escherich (1) (3) (4)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com